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1127 Broadway Plaza, Suite 202



Tacoma, WA  98402



253.284.2000 Phone



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Insynq.com


December 14, 2004



Harvey Levin
225 Dolphin Pt.,
Clearwater, FL  33767


Dear Harvey:



This letter is to terminate our Consulting Agreement dated October 4, 2004 due to non-performance. Please sign below indicating your acknowledgement and agreement.




Sincerely,


/s/ M. Carrol Benton
M. Carroll Benton
Chief Administrative Officer






Acknowledged and Agreed


Harvey Levin
/s/ Harvey Levin
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